EXHIBIT 24.1

                                POWER OF ATTORNEY

                       REMINGTON PRODUCTS COMPANY, L.L.C.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints F. Peter Cuneo, Allen S. Lipson and Robert L. Rosner and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Remington Products Company, L.L.C., to sign the Registration Statement on Form S-4 of Remington Products Company, L.L.C. and Remington Capital Corp. relating to the registration of (i) $130,000,000 aggregate principal amount of 11% Series B Senior Subordinated Notes due 2006 (the "New Notes") to be issued by Remington Products Company, L.L.C. and Remington Capital Corp., and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 25th day of June, 1996, by the following persons:


/s/ F. Peter Cuneo                       /s/ Michael Stanton
- -----------------------------------      -----------------------------------
F. Peter Cuneo,                          Michael Stanton,
Chief Executive Officer, President and   Vice President and Controller
Director

/s/ Victor K. Kiam, II                   /s/ Victor K. Kiam, III
- -----------------------------------      -----------------------------------
Victor K. Kiam, II,                      Victor K. Kiam, III,
Chairman and Director                    Director

/s/ Robert L. Rosner                     /s/ Norman W. Alpert
- -----------------------------------      -----------------------------------
Robert L. Rosner,                        Norman W. Alpert,
Director                                 Director

/s/ Daniel W. Miller                     /s/ Arthur J. Nagle
- -----------------------------------      -----------------------------------
Daniel W. Miller,                        Arthur J. Nagle,
Director                                 Director

/s/ Daniel S. O'Connell                  /s/ William B. Connell
- -----------------------------------      -----------------------------------
Daniel S. O'Connell,                     William B. Connell,
Director                                 Director

                                POWER OF ATTORNEY

                             REMINGTON CAPITAL CORP.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints F. Peter Cuneo, Allen S. Lipson and Robert L. Rosner and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Remington Capital Corp., to sign the Registration Statement on Form S-4 of Remington Products Company, L.L.C. and Remington Capital Corp. relating to the registration of (i) $130,000,000 aggregate principal amount of 11% Series B Senior Subordinated Notes due 2006 (the "New Notes") to be issued by Remington Products Company, L.L.C. and Remington Capital Corp., and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 25th day of June, 1996, by the following persons:



/s/ F. Peter Cuneo                       /s/ Allen S. Lipson
- -----------------------------------      -----------------------------------
F. Peter Cuneo,                          Allen S. Lipson,
President and Director                   Secretary and Director